UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 25, 2017

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Amendment No. 1

Explanatory Note

As previously disclosed by Synaptics Incorporated (the “Company” or “Synaptics”) under Item 2.01 of its Current Report on Form 8-K filed on July 26, 2017 (the “Original 8-K”), the Company completed the acquisition of all of the outstanding limited liability company interests of Conexant Systems, LLC (“Conexant”), resulting in Conexant becoming a wholly-owned subsidiary of the Company (the “Conexant Acquisition”), effective as of July 25, 2017.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Conexant Systems, Inc. and subsidiaries as of and for the year ended September 30, 2016, and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of CNXT Holdings, Inc. and subsidiaries, formerly Conexant Systems, Inc. and subsidiaries, as of June 30, 2017 and September 30, 2016, and the unaudited condensed consolidated statements of income and cash flows for the nine month periods ended June 30, 2017 and July 1, 2016, and the notes related thereto, are attached hereto as Exhibit 99.2

(b) Pro Forma Financial Information.

The required unaudited pro forma financial information for Synaptics, after giving effect to the acquisition of Conexant and adjustments described in such pro forma financial information, as of and for the twelve months ended June 24, 2017 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

99.1	Audited consolidated financial statements of Conexant Systems, Inc. and subsidiaries, as of and for the year ended September 30, 2016, and the notes related thereto

99.2	The unaudited condensed consolidated balance sheet of CNXT Holdings, Inc. and subsidiaries, formerly Conexant Systems, Inc. and subsidiaries, as of June 30, 2017 and September 30, 2016 and the unaudited condensed consolidated statements of income and cash flows for the nine-month periods ended June 30, 2017 and July 1, 2016, and the notes related thereto

99.3	Unaudited pro forma financial information for Synaptics, after giving effect to the acquisition of Conexant, for the twelve months ended June 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

99.1	Audited consolidated financial statements of Conexant Systems, Inc. and subsidiaries, as of and for the year ended September 30, 2016, and the notes related thereto

99.2	The unaudited condensed consolidated balance sheet of CNXT Holdings, Inc., formerly Conexant Systems, Inc. and subsidiaries, as of June 30, 2017 and September 30, 2016 and the unaudited condensed consolidated statements of income and cash flows for the nine-month periods ended June 30, 2017 and July 1, 2016, and the notes related thereto

99.3	Unaudited pro forma financial information for Synaptics, after giving effect to the acquisition of Conexant, as of and for the twelve months ended June 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: October 10, 2017	By:	/s/ Wajid Ali
Wajid Ali
Senior Vice President and Chief Financial Officer